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                                                                Exhibit 10(iii)9

                              THE IT GROUP, INC.

                      INCENTIVE STOCK AND ESCROW AGRREMENT

                           2000 STOCK INCENTIVE PLAN

     This INCENTIVE STOCK AND ESCROW AGREEMENT (this "Agreement") is entered into as of ________ ___, 200_ by and between a Delaware corporation (the "Company"), and `First' `Last' ("Employee"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan (as such term is hereinafter defined).

                                    RECITALS

     The Compensation Committee of the Board of Directors, which administers the Company's 2000 Stock Incentive Plan (the "Plan"), has granted to Employee on ______ __, 200_, as a separate inducement in connection with his or her employment with the Company, and not in lieu of any salary or other compensation for his or her services, an award (the "Incentive Stock Award") to purchase restricted shares of Common Stock, $.01 par value, of the Company (the "Common Stock") on the terms and conditions set forth herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Grant Incentive Stock
              ---------------------

          The Company hereby grants to Employee, and Employee hereby acquires from the Company `Stock' shares of restricted Common Stock (the "Shares"). By executing this Agreement, Employee hereby agrees to be bound by the terms of this Agreement and the Plan.

          2.  Deposit of Certificate
              ----------------------

          Concurrently with the execution hereof, Employee consents to the delivery to the Company, to be held in escrow by the Company, of the certificate or certificates evidencing the Shares and agrees to execute and deliver to the Company undated stock powers and other instruments of transfer duly executed in favor of the Company by Employee. Employee acknowledges that the certificates evidencing the Shares will have affixed a legend including in the form of Exhibit A hereto.

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          3.  Vesting
              -------

          Subject to earlier vesting pursuant to Paragraph 4(c) or Paragraph 13 hereof, the Shares shall be subject to the restrictions set forth in Paragraph 4 hereof until the Shares fully vest. Twenty-five (25%) percent of the Shares awarded shall vest and the restrictions thereon shall terminate January 1 each year through [2004], commencing January 1, [2001].

          The period during which some or all of the Shares are subject to such restrictions is referred to as the "Restricted Term."

          4.   Restrictions on Transfer; Repurchase of Incentive Stock
               -------------------------------------------------------

          (a) Except as expressly allowed by the Plan, during the term the Shares may not be sold, assigned, transferred, hypothecated or otherwise disposed of or encumbered, other than by will or by the laws of descent and distribution, and are subject to forfeiture to the Company as set forth herein.

          (b) In the event of the termination of the employment of Employee with the Company or any subsidiary of the Company for any reason other than those contemplated by Paragraph 4(c), unless the Restricted Term has expired prior to such termination of employment, the Shares that are not then vested shall be forfeited to the Company for no consideration and Employee shall automatically cease to have any rights in and to the Shares.

          (c) If Employee (i) ceases to be an employee of the Company due to his retirement in accordance with the Company's then applicable retirement policy and practices or (ii) shall have a Permanent Disability or die while an employee of the Company, the conditions imposed on the Shares related to continuous employment of the Employee set forth in Paragraph 3 shall be deemed to have been satisfied. Any unvested Shares shall thereupon vest and the restrictions thereon shall terminate. "Permanent Disability" shall mean the inability in engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Committee (as such term is defined in Paragraph 7 hereinafter) in such form and manner, and at such times, as the Committee may require. Any determination by the Committee that Employee does or does not have a Permanent Disability shall be final and binding upon the Company and Employee.

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          5.   Voting and Other Rights
               -----------------------

               During the Restricted Term, Employee shall, except as otherwise provided herein, have all the rights of a stockholder with respect to all of the Shares, including, without limitation, the right to vote such Shares and the right to receive all dividends or other distributions, if any, with respect to such Shares.

          6.   Delivery of Certificates
               ------------------------

               Upon the termination of the Restricted Term, the Company shall deliver to Employee all stock certificates and related instruments of transfer evidencing the Shares vested pursuant to Paragraph 3 and all restrictions set forth in Paragraph 4 hereof with respect to such Shares shall terminate.

          7.   Administration of Plan
               ----------------------

               This Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

               (i) adopt, amend and rescind rules and regulations relating to the Plan;

               (ii) determine which persons are eligible to receive Incentive Stock Awards and to which of such persons, if any, Incentive Stock Awards shall be granted;

               (iii) grant Incentive Stock Awards to Employees and determine the terms and conditions thereof, including the number of restricted shares issuable pursuant thereto;

                (iv) determine whether, and the extent to which, adjustments are required pursuant to Paragraph 11 hereof; and

                 (v) interpret and construe the Plan and the terms and conditions of all Awards granted under the Plan.

          8.   Employment Rights
               -----------------

          No provision of this Agreement or of the Incentive Stock Award granted hereunder shall (a) confer upon Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries (other than the 2000 Plan pursuant to this Incentive Stock Award), (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Employee (and Employee agrees that the Company and each of its subsidiaries may terminate the employment of Employee with or

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          without cause at any time unless Employee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise), (c) confer upon Employee, if Employee is a director of any of the Company's affiliates, any right to continue his or her relationship with the Company notwithstanding that Employee remains an employee or director of such other entity, (d) if Employee is a director of an affiliate of the Company, affect the right of the Company to discontinue its relationship with such Employee or Employee's employer or (e) confer upon Employee, if Employee is a director of the Company or any of its subsidiaries, any right to continue as a director of the Company or any of its subsidiaries, if such Employee's status as a director has otherwise terminated.

          9.  Confidentiality and Non-Solicitation.
              ------------------------------------

          (a) While employed by the Company and for a period of one year after termination of Employee's employment, and regardless of the reason for termination, Employee will not:

               (i) Solicit or induce, or attempt to solicit or induce, any Customer or Prospective Customer of the Company to purchase competitive services from a source other than the Company, or to cease doing business with the Company. The term Customer or Prospective Customer means any customer for whom Employee has performed any service or of whom Employee learns during, or as a result of, employment with Company, including all subsidiaries, divisions, parents and affiliates thereof.

               (ii) Solicit or induce, or attempt to solicit or induce, any employee of the Company to terminate employment or to become employed by a Competitive Business. The term Competitive Business means environmental consulting, health and safety, engineering, construction and remediation services, as well as any other product or service which is competitive with any product or service which is offered by the Company to Customers during Employee's employment.

          (b) Employee further agrees 1) to hold and safeguard for the benefit of the Company all Company Confidential Information, and 2) not to misappropriate, use for any other party's advantage, disclose or otherwise make available to any person, Company's Confidential Information except in the good faith performance of Employee's job duties to persons having a need to know such information for the benefit of the Company. This obligation not to misappropriate or misuse Company Confidential information is not limited in time, and therefore continues after the termination of Employee's

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               employment, regardless of the reason for termination
               of employment.

          (d) Confidential information includes, but is not limited to, information relating to prices and customer contract provisions; bid or proposal opportunities; expansion or acquisition plans; marketing plans and activities; inventions; litigation and litigation strategies; the identity of customers' contact persons, customer requirements; operating costs; the identities and performance of employees of the Company; business plans and strategies; policies and procedures; and other non-public information which is of value to the Company or to a competitor, regardless of whether such information is patented, patentable, copyrighted, or technically classifiable as a trade secret. Confidential Information as used in this Agreement shall also include the confidential information of the Company's customers, vendors and others who entrust such information to the Company.

     10.  Arbitration and Attorney Fees
          -----------------------------

          To the maximum extent permitted by law, all actions, proceedings, claims, disputes and other controversies arising out of or related to this Agreement, or any of the matters referenced in this Agreement, including the Employee's employment, including the termination thereof, shall be decided by binding arbitration in the city in which the Employee is based, or in the alternative, in the city in which the dispute arose, in accordance with the rules of the American Arbitration Association. If the Company and the Employee have agreed in writing to other procedures and proceedings for resolution of disputes, the Company may, at its election, consolidate any proceedings into the arbitration provided for in this Agreement or the arbitration provided for in this Agreement into any other proceedings otherwise agreed to by the Employee. The arbitration panel shall be empowered to award provisional (i.e., injunctive) relief upon proper application, but a party shall be entitled, pending the appointment of all arbitrators and the convening of such arbitration, to seek such relief from any court otherwise having competent jurisdiction of such matter. In the event of any action or proceeding (including arbitration) to construe or enforce this Agreement, the prevailing party shall be entitled to recover its reasonable attorney fees and costs.

     11.  Adjustments in Stock
          --------------------

          If the outstanding securities of the class then subject to the Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a


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          result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, subject to other provisions of the Agreement, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Awards theretofore granted under this Plan, and (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Awards thereafter granted under this Plan.

     12.  Payment of Withholding Taxes
          ----------------------------

          If the Company becomes obligated to withhold an amount (the "Withholding Amount") on account of any federal, state or local tax imposed as a result of the grant of the Shares to Employee pursuant to this Agreement or the expiration of the Restricted Term, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then, (a) if employee is not subject to the reporting requirements of
          Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), then at the election of Employee, Employee shall either (i) deliver to the Company Shares necessary to equal the Withholding Amount when valued at the closing market price on the New York Stock Exchange ("NYSE") on the trading day preceding the withholding date (or if the Shares are not listed on NYSE, the closing market price on a national securities exchange on which Common Stock of the Company is listed on the trading day preceding the withholding date) rather than at the Formula Price, or (ii) pay the Withholding Amount to the Company in cash or by cashier's or certified bank check payable to the Company. If Employee is required to file reports pursuant to Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder, then the Withholding Amount shall be required to be satisfied by the method set forth in clause
          (i) of this Paragraph 12, and the use of such method shall be deemed to have been approved by the Committee without any specific action or election by Employee.

     13.  Change of Control and Other Terminating Events
          ----------------------------------------------

          (a) All restrictions upon the Shares hereunder shall terminate immediately prior to a Change of Control (as hereinafter defined), provided that no such termination shall occur (i) in the case of Change of Control of the type described in Paragraphs 13(b)(ii) or 13(b)(iii) below, if a two-thirds majority of the Company's Board of Directors affirmatively recommends such Change of Control to

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               the Company's stockholders, or (ii) in the case of Change in
               Control of the type described in Paragraph 13(b)(i) or 13 (b)(v) below, if a two-thirds majority of the Company's Board of Directors approves such Change in Control.

          (b) "Change in Control" shall mean the first to occur of the following events:

               (i) any date upon which the Directors of the Company who were nominated by the Board of Directors for election as Directors and/or were elected by the holders of the Cumulative Convertible Participating Preferred Stock of the Company cease to constitute a majority of the Directors of the Company; provided, however, that no individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be counted as having been nominated by the Board of Directors for this purpose;

               (ii) a reorganization, merger or consolidation of the Company the consummation of which results in the outstanding securities of any class then subject to this Agreement being exchanged for or converted into cash, property and/or securities not issued by the Company;

             (iii) the acquisition of substantially all of the property and assets of the Company by any person or entity;

               (iv) the dissolution or liquidation of the Company; or

               (v) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Exchange Act) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 35% or more of the voting power of the Company; provided, however, that the terms "person" and "entity," as used in this subsection (v), shall not include
                    (x) the Company, any of its subsidiaries, The Carlyle Group and its Affiliates (y) any employee benefit plan of the Company or any of its subsidiaries, or (z) any entity holding voting securities of the Company for or pursuant to the terms of any such plan.


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     14.  Notice
          ------

          Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, or such other address as the Company may hereinafter designate in writing to Employee, and any notice to be given to the Employee shall be addressed to him or her at the address given beneath his or her signature hereto, or at such other address as Employee may hereafter designate in writing to the Company. Any such notice shall have been duly given when enclosed as aforesaid, registered or certified, and deposited, postage and registration or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

     15.  Stock Incentive Plan
          --------------------

          This Agreement and the Shares are subject to all of the terms and conditions of the Plan as the same shall be amended from time to time in accordance with the terms thereof, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Employee, without his or her consent, of the Shares or of any of Employee's rights under this Agreement provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any Change of Control that such amendment either (a) is required or advisable in order for the Company, the Plan or this Agreement to satisfy any law or regulation or to meet the requirements of any accounting standard, or (b) is not reasonably likely to significantly diminish the benefits provided under this Agreement, or that any such diminishment has been adequately compensated. The interpretation and construction by the Committee of the 2000 Plan and this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the 2000 Plan shall be final and binding upon Employee. Until the Shares shall expire, terminate or vest in full, the Company shall, upon written request therefor, send a copy of the 2000 Plan, in its then-current form, to Employee or any other person or entity then entitled to hold the Shares.


     16.  Severability
          ------------

          Each provision of this Agreement is severable from the others. Should any provision of this Agreement be found invalid or unenforceable, such provision shall be ineffective only to the extent required by law, without invalidating the remainder of such provision or the remainder of this Agreement; provided, however, should the consideration received by Employee for any particular provision of this Agreement be found legally inadequate, Employee agrees to return all consideration received by reason


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          of this Agreement. The terms and conditions set forth herein shall survive the termination of this Agreement.

     17.  Laws Applicable to Construction
          -------------------------------

          This Agreement has been executed and delivered the day and year first above written, and this Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.


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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative, and the Employee has hereunto set his or her hand on the day and year first above written.


EMPLOYEE ACKNOWLEDGES AND AGREES THAT HE OR SHE HAS READ AND UNDERSTOOD AND AGREES TO ALL OF THE TERMS OF THIS AGREEMENT (INCLUDING SECTIONS 8-10 and 16). UNLESS OTHERWISE EXTENDED BY THE COMPANY, THE COMMON STOCK GRANTED IN THIS AGREEMENT WILL BE DEEMED WITHDRAWN UNLESS EMPLOYEE RETURNS A SIGNED COPY OF THIS AGREEMENT WITH SIXTY (60) DAYS OF THE DATE OF GRANT.


THE IT GROUP, INC.                           EMPLOYEE:

By:
   ----------------------------------        ----------------------------------
   James G. Kirk                             (First)    (Last)
   Sr. Vice President, General Counsel
   And Secretary

The undersigned spouse of the Employee
                                             ----------------------------------
                                             (Street)

Hereby consents to the terms and provisions
of this Incentive Stock Agreement as of      ----------------------------------
the day and year first above written.        (City), (State)  (Zip)


(Spouse)
                                             ----------------------------------
                                             (SS No.)


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                                   EXHIBIT A

     The securities represented by this Certificate are subject to the terms and provisions, including certain restrictions on transfer and encumbrance, of that certain Incentive Stock and Escrow Agreement dated as of [January 1], 200_, by and between The IT Group, Inc., a Delaware corporation (the "Company"), and the holder of the shares of common stock represented by this Certificate, a copy of which is available for inspection at the executive offices of the Company.













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